FirstMerit Corporation Reports Second Quarter 2015 EPS Results

Exhibit 99.1

FOR IMMEDIATE RELEASE

FirstMerit Corporation
Analyst: Thomas O’Malley/Investor Relations Officer
Phone: 330.384.7109
Media Contact: Robert Townsend/Media Relations Officer
Phone: 330.384.7075
FirstMerit Reports Second Quarter 2015 EPS of $0.33 Per Share
Quarterly Highlights include:

•	Profitability Sustained: 65th consecutive quarter of profitability.

•	Loan growth continued: Total loan growth of $214.2 million, or 1.38% from the prior quarter.

•	Credit quality remained solid: Net charge-offs to average originated loans of 0.20%.

•	Balance sheet remained strong: Strong tangible common equity ratio[1] at 8.09%.

Akron, Ohio (July 28, 2015) - FirstMerit Corporation (Nasdaq: FMER) (the "Corporation") reported second quarter 2015 net income of $56.6 million, or $0.33 per diluted share. This compares with $57.1 million, or $0.33 per diluted share, for the first quarter 2015 and $59.5 million, or $0.35 per diluted share, for the second quarter 2014.

Returns on average common equity (“ROE”) and average assets (“ROA”) for the second quarter 2015 were 7.85% and 0.90%, respectively, compared with 8.08% and 0.93%, respectively, for the first quarter 2015 and 8.62% and 0.98%, respectively, for the second quarter 2014.

“Our financial performance this quarter reflected continuing execution of our productivity and profitability initiatives. During the quarter we produced solid loan growth and achieved operating expense levels within our longer term cost reduction goals. Our strong capital levels supported solid balance sheet expansion which was augmented by solid credit quality. ” said Paul Greig, Chairman, President and CEO of FirstMerit Corporation.

1 - See Non-GAAP Financial Measures section of this release for a reconciliation to financial measures as defined by GAAP.

FirstMerit Corporation Reports Second Quarter 2015 EPS Results

Net Interest Income

Net interest income on a fully tax-equivalent (“TE”)1 basis was $189.0 million in the second quarter 2015 compared with $189.6 million in the first quarter 2015 and $199.7 million in the second quarter 2014.

Net interest margin on TE basis1 was 3.39% for the second quarter 2015 compared with 3.48% for the first quarter 2015 and 3.75% for the second quarter 2014. Net interest margin compression in the second quarter, compared with the prior quarter, resulted from anticipated lower accretion from the acquired and FDIC acquired loan portfolios due to the continued decline in the loan balances and lower yields on the investment portfolio.

Average originated loans were $13.1 billion during the second quarter 2015, an increase of $403.2 million, or 3.18%, compared with the first quarter 2015, and an increase of $2.0 billion, or 18.04%, compared with the second quarter 2014. Average originated commercial loans increased $118.8 million, or 1.49%, compared with the prior quarter, and increased $913.6 million, or 12.72%, compared with the year-ago quarter.

Average deposits were $19.7 billion during the second quarter 2015, a decrease of $106.3 million, or 0.54%, compared with the first quarter 2015, and an increase of $185.9 million, or 0.95%, compared with the second quarter 2014. During the second quarter 2015, average core deposits, which exclude time deposits, decreased $86.3 million, or 0.49%, compared with the first quarter 2015 and increased $231.0 million, or 1.35%, compared with the second quarter 2014. Average time deposits decreased $20.0 million, or 0.87%, and decreased $45.1 million, or 1.93%, respectively, over the prior and year-ago quarters. For the second quarter 2015, average core deposits accounted for 88.37% of total average deposits, compared with 88.33% for the first quarter 2015 and 88.03% for the second quarter 2014.

Average investments increased $104.0 million, or 1.56%, compared with the first quarter 2015 and increased $116.7 million, or 1.75%, compared with the second quarter 2014.

Noninterest Income

Noninterest income, excluding gains and losses on securities transactions1, for the second quarter 2015 was $66.0 million, an increase of $0.5 million, or 0.80%, from the first quarter 2015 and a decrease of $6.5 million or 8.92% from the second quarter 2014. Included in noninterest income this quarter were costs of $1.8 million associated with branch closures.

Noninterest income, excluding net securities gains and losses, as a percentage of net revenue1 for the second quarter 2015 was 25.88% compared with 25.68% for first quarter 2015 and 26.63% for the second quarter 2014.

1 - See Non-GAAP Financial Measures section of this release for a reconciliation to financial measures as defined by GAAP.

FirstMerit Corporation Reports Second Quarter 2015 EPS Results

Noninterest Expense

Noninterest expense for the second quarter 2015 was $161.7 million, an increase of $1.0 million, or 0.64%, from the first quarter 2015 and a decrease of $5.7 million, or 3.42%, from the second quarter 2014. The Corporation's efficiency ratio1 was 62.37% for the second quarter 2015, compared with 61.97% for the first quarter 2015 and 60.43% for the second quarter 2014.

The effective tax rate was 30.19% for the second quarter 2015 compared with 30.80% for the first quarter 2015 and 30.37% for the second quarter 2014.

Asset Quality (excluding acquired loans and covered assets)

Due to the impact of business combination accounting and protection against credit risk from FDIC loss sharing agreements, acquired loans and covered assets are excluded from the asset quality discussion to provide for improved comparability to prior periods and better perspective into asset quality trends. Acquired loans are recorded at fair value at the date of acquisition with no allowance brought forward in accordance with business combination accounting. Impaired acquired and covered loans are considered to be performing due to the application of the accretion method under the applicable accounting guidance.

Net charge-offs on originated loans totaled $6.7 million in the second quarter 2015, compared to $4.2 million in the first quarter 2015, and $6.2 million in the second quarter 2014. Net charge-offs on originated loans were 0.20% of average originated loans at June 30, 2015, compared to 0.13% at March 31, 2015 and 0.22% at June 30, 2014.

Nonperforming assets totaled $117.3 million at June 30, 2015, an increase of $48.7 million, or 70.99%, compared with March 31, 2015 and an increase of $56.4 million, or 92.56%, compared with June 30, 2014. Nonperforming assets at June 30, 2015 represented 0.87% of period-end originated loans plus noncovered other real estate compared with 0.53% at March 31, 2015 and 0.53% at June 30, 2014. The increase in nonperforming assets is primarily attributable to other real estate owned ("OREO") no longer covered by FDIC loss share agreements. Included in nonperforming assets as of June 30, 2015 were $42.0 million of OREO no longer covered by FDIC loss share agreements.

The allowance for originated loan losses totaled $101.7 million at June 30, 2015. At June 30, 2015, the allowance for originated loan losses was 0.76% of period-end originated loans, compared with 0.76% at March 31, 2015 and 0.80% at June 30, 2014. The allowance for originated loan losses at June 30, 2015 compared to March 31, 2015 increased by $4.1 million. The allowance for credit losses is the sum of the allowance for originated loan losses and the reserve for unfunded lending commitments. For comparative purposes, the allowance for credit losses was 0.79% of period end originated loans at June 30, 2015, compared with 0.79% at March 31, 2015 and 0.86% at June 30, 2014. The allowance for credit losses to nonperforming loans was 191.48% at June 30, 2015, compared with 221.06% at March 31, 2015 and 269.61% at June 30, 2014.

1 - See Non-GAAP Financial Measures section of this release for a reconciliation to financial measures as defined by GAAP.

FirstMerit Corporation Reports Second Quarter 2015 EPS Results

Balance Sheet

The Corporation’s total assets at June 30, 2015 were $25.3 billion, an increase of $178.9 million, or 0.71%, compared with March 31, 2015 and an increase of $732.6 million, or 2.98%, compared with June 30, 2014. Total gross loans (originated, acquired, and FDIC acquired) and total deposits were $15.7 billion and $19.7 billion, respectively, at June 30, 2015, $15.5 billion and $19.9 billion, respectively, at March 31, 2015 and $15.0 billion and $19.3 billion, respectively, at June 30, 2014. Core deposits totaled $17.4 billion at June 30, 2015, a decrease of $104.9 million, or 0.60%, from March 31, 2015 and an increase of $419.5 million, or 2.46%, from June 30, 2014.

Shareholders’ equity was $2.9 billion, $2.9 billion and $2.8 billion as of June 30, 2015, March 31, 2015, and June 30, 2014. During the quarter, the Corporation repurchased 2.6 million common stock warrants issued by Citizens Republic Bancorp Inc. under the U.S. Treasury's Capital Purchase Program at a cost of $12.2 million which reduced tangible book value per share by $0.07. The Corporation maintained a strong capital position as tangible common equity1 to assets was 8.09% at June 30, 2015, compared with 8.14% at March 31, 2015 and 7.89% at June 30, 2014. The common share cash dividend paid in the second quarter 2015 was $0.16 per share.

On January 1, 2015, the Corporation became subject to the Basel III capital framework and standardized approach for calculating risk-weighted assets. At June 30, 2015, Basel III capital ratios on a transitional basis remain well in excess of applicable regulatory requirements, with a total risk-based capital ratio of 13.62%, and a common equity tier 1 risk-based capital ratio of 10.48%.

Non-GAAP Financial Measures

In addition to results presented in accordance with U.S. generally accepted accounting principles ("GAAP"), this news release contains certain non-GAAP financial information and performance measures. The Corporation's management uses these non-GAAP financial measures in their analysis of the Corporation's performance and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations of the Corporation and enhance comparability of results with prior periods, and facilitate investors' assessments of business and performance trends in comparison to others in the financial services industry. The Corporation believes that a meaningful analysis of its financial performance requires an understanding of the factors underlying that performance. The Corporation's management believes that investors may use these non-GAAP financial measures to analyze financial performance without the impact of unusual items that may obscure trends in the Corporation's underlying performance. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The Corporation evaluates its net interest income on a fully taxable-equivalent basis, a non-GAAP financial measure. The Corporation believes managing the business with net interest income on a fully taxable-equivalent basis provides a more accurate picture of the interest margin for comparative purposes. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income excluding gains and losses on the sale of securities. The Corporation views related ratios and analyses (i.e., efficiency ratios) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis,

1 - See Non-GAAP Financial Measures section of this release for a reconciliation to financial measures as defined by GAAP.

FirstMerit Corporation Reports Second Quarter 2015 EPS Results

net interest income is adjusted to reflect tax-exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. For purposes of this calculation, the Corporation uses the federal statutory tax rate of 35 percent. This measure ensures comparability of net interest income arising from taxable and tax-exempt sources.
The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders' equity or common shareholders' equity amount which has been reduced by goodwill and intangible assets. Return on average tangible common shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average common shareholders' equity. The tangible common equity ratio represents adjusted ending common shareholders' equity divided by total assets less goodwill and intangible assets. Return on average tangible shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average total shareholders' equity. The tangible equity ratio represents adjusted ending shareholders' equity divided by total assets less goodwill and intangible assets. Tangible book value per common share represents adjusted ending common shareholders' equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation's use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders' equity as key measures to support our overall growth goals.

The following tables provide reconciliations of these non-GAAP measures to financial measures defined by GAAP.

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis
		Quarters
(unaudited)		2015	2015	2014	2014	2014
(Dollars in thousands)		2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Net interest income (GAAP)		$185,118	$185,623	$192,511	$193,578	$195,577
Plus:	Fully taxable-equivalent adjustment	3,900	3,931	3,998	4,066	4,089
Net interest income on a fully taxable-equivalent basis (non-GAAP)		189,018	189,554	196,509	197,644	199,666
Average earning assets		22,352,721	22,100,417	21,920,889	21,804,243	21,367,496
Net interest margin on a fully taxable-equivalent basis (non-GAAP)		3.39%	3.48%	3.56%	3.60%	3.75%

Reconciliation of noninterest income and noninterest expense to adjusted noninterest income and adjusted noninterest expense
		Quarters
(unaudited)		2015	2015	2014	2014	2014
(Dollars in thousands)		2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Noninterest expense (GAAP)		$161,674	$160,652	$165,041	$163,145	$167,400
Less:	Intangible asset amortization	2,598	2,598	2,933	2,933	2,933
Adjusted noninterest expense (non-GAAP)		159,076	158,054	162,108	160,212	164,467
Noninterest income (GAAP)		66,582	65,847	71,960	69,733	72,560
Less:	Securities gains/(losses)	567	354	16	14	80
Adjusted noninterest income (non-GAAP)		66,015	65,493	71,944	69,719	72,480
Net interest income on a fully taxable-equivalent basis (non-GAAP)		189,018	189,554	196,509	197,644	199,666
Adjusted revenue (non-GAAP)		255,033	255,047	268,453	267,363	272,146
Efficiency ratio (non-GAAP)		62.37%	61.97%	60.39%	59.92%	60.43%

FirstMerit Corporation Reports Second Quarter 2015 EPS Results

Reconciliation of shareholders' equity to tangible common equity, and total assets to tangible assets
		Quarters
		2015	2015	2014	2014	2014
(Dollars in thousands, except per share amounts)		2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Shareholders’ equity (GAAP)		$2,887,957	$2,888,786	$2,834,281	$2,820,431	$2,791,738
Less:	Preferred stock	100,000	100,000	100,000	100,000	100,000
Common shareholders' equity (non-GAAP)		2,787,957	2,788,786	2,734,281	2,720,431	2,691,738
Less:	Intangible assets	65,824	68,422	71,020	73,953	76,886
	Goodwill	741,740	741,740	741,740	741,740	741,740
Tangible common equity (non-GAAP)		1,980,393	1,978,624	1,921,521	1,904,738	1,873,112
Total assets (GAAP)		$25,297,014	$25,118,120	$24,902,347	$24,608,207	$24,564,431
Less:	Intangible assets	65,824	68,422	71,020	73,953	76,886
	Goodwill	741,740	741,740	741,740	741,740	741,740
Tangible assets (non-GAAP)		$24,489,450	$24,307,958	$24,089,587	$23,792,514	$23,745,805
Period end common shares		165,773	165,453	165,390	165,384	165,393
Tangible book value per common share		$11.95	$11.96	$11.62	$11.52	$11.33
Tangible common equity to tangible assets ratio (non-GAAP)		8.09%	8.14%	7.98%	8.01%	7.89%

Subsequent Events

The Corporation is required under GAAP to evaluate subsequent events through the filing of its consolidated financial statements for the quarter ended June 30, 2015 on Form 10-Q. As a result, the Corporation will continue to evaluate the impact of any subsequent events on critical accounting assumptions and estimates made as of June 30, 2015 and will adjust amounts preliminarily reported, if necessary.

Second Quarter 2015 Conference Call

FirstMerit (Nasdaq: FMER) senior management will host an earnings conference call today at 11:00 a.m. (Eastern Time) to provide an overview of second quarter results and highlights. To participate in the conference call, please dial (888) 693-3477 ten minutes before start time and provide the reservation number: 82737799.

A replay of the conference call will be available at approximately 2:00 p.m. (Eastern Time) on July 28, 2015 through August 11, 2015 by dialing (855) 859-2056, and entering the PIN: 82737799. The Corporation will provide a slide presentation, which management will speak to during the conference call. A copy of the presentation will be available at https://www.firstmerit.com/about-us/investors/index.html; click on the Presentations link to access the slide presentation.

About FirstMerit Corporation

FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of approximately $25.3 billion as of June 30, 2015, and 367 banking offices and 399 ATM locations in Ohio, Michigan, Wisconsin, Illinois and Pennsylvania. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal affiliates include: FirstMerit Bank, N.A. and FirstMerit Mortgage Corporation.

FirstMerit Corporation Reports Second Quarter 2015 EPS Results

Forward-Looking Statements

This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Corporation, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Corporation's business, competitive pressures, changes in accounting, tax or regulatory practices or requirements, and those risk factors detailed in the Corporation's periodic reports filed with the Securities and Exchange Commission. The Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

FirstMerit Corporation Reports Second Quarter 2015 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
Consolidated Financial Highlights
(Unaudited)			Quarters
(Dollars in thousands, except per share amounts)	2015	2015	2014	2014	2014
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
EARNINGS
Net interest income TE (1)	$189,018	$189,554	$196,509	$197,644	$199,666
TE adjustment (1)	3,900	3,931	3,998	4,066	4,089
Provision for originated loan losses	10,809	6,036	8,662	4,862	5,993
Provision for acquired loan losses	(952)	2,214	3,407	4,411	5,815
Provision/(recapture) for covered loan losses	(891)	(2)	1,228	(81)	3,445
Noninterest income	66,582	65,847	71,960	69,733	72,560
Noninterest expense	161,674	160,652	165,041	163,145	167,400
Net income	56,584	57,139	61,079	63,898	59,519
Diluted EPS (3)	0.33	0.33	0.36	0.37	0.35
PERFORMANCE RATIOS
Return on average assets (ROA)	0.90%	0.93%	0.98%	1.03%	0.98%
Return on average equity (ROE)	7.85%	8.08%	8.50%	9.03%	8.62%
Return on average tangible common equity (1)	11.44%	11.85%	12.52%	13.41%	12.92%
Net interest margin TE (1)	3.39%	3.48%	3.56%	3.60%	3.75%
Efficiency ratio (1)	62.37%	61.97%	60.39%	59.92%	60.43%
Number of full-time equivalent employees	4,017	4,103	4,273	4,302	4,392
MARKET DATA
Book value per common share	$17.42	$17.46	$17.14	$17.05	$16.88
Tangible book value per common share (1)	11.95	11.96	11.62	11.52	11.33
Period end common share market value	20.83	19.06	18.89	17.62	19.75
Market as a % of book	120%	109%	110%	103%	117%
Cash dividends per common share	$0.16	$0.16	$0.16	$0.16	$0.16
Common Stock dividend payout ratio	48.48%	48.48%	44.44%	43.24%	45.71%
Average basic common shares	165,736	165,411	165,395	165,389	165,335
Average diluted common shares	166,277	166,003	165,974	165,804	166,147
Period end common shares	165,773	165,453	165,390	165,384	165,393
Common shares repurchased	211	66	15	10	186
Common Stock market capitalization	$3,453,052	$3,153,534	$3,124,217	$2,914,066	$3,266,512
ASSET QUALITY (excluding acquired, FDIC acquired loans and covered OREO) (2)
Gross charge-offs	$11,298	$8,567	$9,205	$11,410	$11,148
Net charge-offs	6,672	4,187	3,849	5,929	6,159
Allowance for originated loan losses	101,682	97,545	95,696	90,883	91,950
Reserve for unfunded lending commitments	3,905	4,330	5,848	6,966	7,107
Nonperforming assets (NPAs)	117,311	68,606	55,038	63,119	60,922
Net charge-offs to average loans ratio	0.20%	0.13%	0.12%	0.20%	0.22%
Allowance for originated loan losses to period-end loans	0.76%	0.76%	0.77%	0.75%	0.80%
Allowance for credit losses to period-end loans	0.79%	0.79%	0.81%	0.81%	0.86%
NPAs to loans and other real estate	0.87%	0.53%	0.44%	0.52%	0.53%
Allowance for originated loan losses to nonperforming loans	184.40%	211.66%	276.44%	231.13%	250.27%
Allowance for credit losses to nonperforming loans	191.48%	221.06%	293.34%	248.85%	269.61%
CAPITAL & LIQUIDITY
Period end tangible common equity to assets (1)	8.09%	8.14%	7.98%	8.01%	7.89%
Average equity to assets	11.51%	11.51%	11.55%	11.42%	11.40%
Average equity to total loans	18.59%	18.60%	18.67%	18.58%	18.90%
Average total loans to deposits	79.06%	77.86%	78.47%	77.36%	75.15%
AVERAGE BALANCES
Assets	$25,129,859	$24,905,094	$24,664,987	$24,583,776	$24,291,276
Deposits	19,682,662	19,788,925	19,450,647	19,531,800	19,496,795
Originated loans	13,092,972	12,689,791	12,306,171	11,814,314	11,092,101
Acquired loans, including FDIC acquired loans, less loss share receivable	2,468,035	2,717,884	2,956,867	3,295,547	3,558,810
Earning assets	22,352,721	22,100,417	21,920,889	21,804,243	21,367,496
Shareholders' equity	2,892,432	2,866,362	2,849,618	2,807,886	2,768,352
ENDING BALANCES
Assets	$25,297,014	$25,118,120	$24,902,347	$24,608,207	$24,564,431
Deposits	19,673,850	19,925,595	19,504,665	19,366,911	19,298,396
Originated loans	13,355,912	12,856,037	12,493,812	12,071,759	11,467,193
Acquired loans, including FDIC acquired loans, less loss share receivable	2,337,378	2,614,847	2,810,302	3,139,521	3,458,453
Goodwill	741,740	741,740	741,740	741,740	741,740
Intangible assets	65,824	68,422	71,020	73,953	76,886
Earning assets	22,599,272	22,395,343	22,153,552	21,930,840	21,789,773
Total shareholders' equity	2,887,957	2,888,786	2,834,281	2,820,431	2,791,738
NOTES:

(1) Represents a non-GAAP financial measure. Refer to the Non-GAAP Financial Measures section of this press release for a reconciliation to GAAP financial measures.
(2) Due to the impact of business combination accounting and protection of FDIC loss sharing agreements, which provide considerable protection against credit risk, acquired and FDIC acquired loans and covered OREO are excluded from this table to provide for improved comparability to prior periods and better perspective into asset quality trends. George Washington and Midwest non-single family loss share agreements with the FDIC expired at March 31, 2015 and June 30, 2015, respectively. As of June 30, 2015, $95.9 million of FDIC acquired loans remained covered by single family loss share agreements, providing considerable protection against credit risk.
(3) Net income used to determine diluted EPS was reduced by the cash dividends payable on the Corporation's 5.875% Non-Cumulative Perpetual Preferred Stock, Series A of approximately $1.5 million in each of the quarters presented.

FirstMerit Corporation Reports Second Quarter 2015 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

(In thousands, except per share amounts)	June 30,	December 31,	June 30,
(Unaudited, except December 31, 2014, which is derived from the audited financial statements)	2015	2014	2014
ASSETS
Cash and due from banks	$472,848	$480,998	$523,027
Interest-bearing deposits in banks	114,741	216,426	119,543
Total cash and cash equivalents	587,589	697,424	642,570
Investment securities:
Held-to-maturity	2,787,513	2,903,609	3,052,118
Available-for-sale	3,838,509	3,545,288	3,478,420
Other investments	147,967	148,654	148,433
Loans held for sale	5,432	13,428	21,632
Loans	15,705,110	15,326,147	14,969,627
Allowance for loan losses	(148,259)	(143,649)	(142,036)
Net loans	15,556,851	15,182,498	14,827,591
Premises and equipment, net	313,819	332,297	315,770
Goodwill	741,740	741,740	741,740
Intangible assets	65,824	71,020	76,886
Covered other real estate	1,065	49,641	51,072
Accrued interest receivable and other assets	1,250,705	1,216,748	1,208,199
Total assets	$25,297,014	$24,902,347	$24,564,431
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$5,725,850	$5,786,662	$5,525,484
Interest-bearing	3,304,969	3,028,888	3,028,479
Savings and money market accounts	8,418,716	8,399,612	8,476,096
Certificates and other time deposits	2,224,315	2,289,503	2,268,337
Total deposits	19,673,850	19,504,665	19,298,396
Federal funds purchased and securities sold under agreements to repurchase	1,519,250	1,272,591	1,218,855
Wholesale borrowings	366,074	428,071	649,021
Long-term debt	497,393	505,192	324,433
Accrued taxes, expenses, and other liabilities	352,490	357,547	281,988
Total liabilities	22,409,057	22,068,066	21,772,693
Shareholders' equity:
5.875% Non-Cumulative Perpetual Preferred stock, Series A, without par value: authorized 115,000 shares; 100,000 issued	100,000	100,000	100,000
Common stock warrant	—	3,000	3,000
Common Stock, without par value; authorized 300,000,000 shares; issued: June 30, 2015, December 31, 2014 and June 30, 2014 - 170,183,540 shares	127,937	127,937	127,937
Capital surplus	1,379,194	1,393,090	1,387,253
Accumulated other comprehensive loss	(67,621)	(71,892)	(39,507)
Retained earnings	1,462,859	1,404,717	1,335,371
Treasury stock, at cost: June 30, 2015 - 4,410,939; December 31, 2014 - 4,793,566 shares; June 30, 2014 - 4,790,517 shares	(114,412)	(122,571)	(122,316)
Total shareholders' equity	2,887,957	2,834,281	2,791,738
Total liabilities and shareholders' equity	$25,297,014	$24,902,347	$24,564,431

FirstMerit Corporation Reports Second Quarter 2015 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES Period End Loans by Product Type (Unaudited)
(In thousands)	As of June 30, 2015
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans (2)	Total Loans
Commercial	$8,196,630	$877,598	$145,821	$9,220,049
Mortgage	653,143	358,559	38,029	1,049,731
Installment	2,720,059	659,348	2,299	3,381,706
Home equity	1,180,802	200,179	55,545	1,436,526
Credit card	168,576	—	—	168,576
Leases	436,702	—	—	436,702
Subtotal	13,355,912	2,095,684	241,694	15,693,290
Loss share receivable	—	—	11,820	11,820
Total loans	13,355,912	2,095,684	253,514	15,705,110
Allowance for loan losses	(101,682)	(4,950)	(41,627)	(148,259)
Net loans	$13,254,230	$2,090,734	$211,887	$15,556,851

	As of March 31, 2015
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans (2)	Total Loans
Commercial	$8,031,892	$1,011,170	$179,547	$9,222,609
Mortgage	639,980	378,192	40,470	1,058,642
Installment	2,500,288	717,693	4,781	3,222,762
Home equity	1,134,238	217,824	65,170	1,417,232
Credit card	160,766	—	—	160,766
Leases	388,873	—	—	388,873
Subtotal	12,856,037	2,324,879	289,968	15,470,884
Loss share receivable	—	—	20,005	20,005
Total loans	12,856,037	2,324,879	309,973	15,490,889
Allowance for loan losses	(97,545)	(7,493)	(41,514)	(146,552)
Net loans	$12,758,492	$2,317,386	$268,459	$15,344,337

	As of December 31, 2014
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans (2)	Total Loans
Commercial	$7,830,085	$1,086,899	$211,607	$9,128,591
Mortgage	625,283	394,484	41,276	1,061,043
Installment	2,393,451	764,168	4,874	3,162,493
Home equity	1,110,336	233,629	73,365	1,417,330
Credit card	164,478	—	—	164,478
Leases	370,179	—	—	370,179
Subtotal	12,493,812	2,479,180	331,122	15,304,114
Loss share receivable	—	—	22,033	22,033
Total loans	12,493,812	2,479,180	353,155	15,326,147
Allowance for loan losses	(95,696)	(7,457)	(40,496)	(143,649)
Net loans	$12,398,116	$2,471,723	$312,659	$15,182,498

	As of September 30, 2014
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans (2)	Total Loans
Commercial	$7,626,166	$1,272,244	$262,319	$9,160,729
Mortgage	605,998	410,065	43,672	1,059,735
Installment	2,277,533	809,820	5,148	3,092,501
Home equity	1,062,013	252,975	83,278	1,398,266
Credit card	160,113	—	—	160,113
Leases	339,936	—	—	339,936
Subtotal	12,071,759	2,745,104	394,417	15,211,280
Loss share receivable	—	—	30,746	30,746
Total loans	12,071,759	2,745,104	425,163	15,242,026
Allowance for loan losses	(90,883)	(6,206)	(42,988)	(140,077)
Net loans	$11,980,876	$2,738,898	$382,175	$15,101,949

FirstMerit Corporation Reports Second Quarter 2015 EPS Results

	As of June 30, 2014
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans (2)	Total Loans
Commercial	$7,365,499	$1,457,903	$292,782	$9,116,184
Mortgage	580,166	425,584	46,705	1,052,455
Installment	2,051,587	872,034	5,364	2,928,985
Home equity	998,179	268,266	89,815	1,356,260
Credit card	151,967	—	—	151,967
Leases	319,795	—	—	319,795
Subtotal	11,467,193	3,023,787	434,666	14,925,646
Loss share receivable	—	—	43,981	43,981
Total loans	11,467,193	3,023,787	478,647	14,969,627
Allowance for loan losses	(91,950)	(4,977)	(45,109)	(142,036)
Net loans	$11,375,243	$3,018,810	$433,538	$14,827,591

(1) Loans assumed from Citizens.
(2) Loans acquired in an FDIC-assisted transaction. Certain non-single family loss share agreements with the FDIC expired at March 31, 2015 and June 30, 2015. As of June 30, 2015, $95.9 million of FDIC acquired loans remained covered by single family loss share agreements, providing considerable protection against credit risk.

FirstMerit Corporation Reports Second Quarter 2015 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
	Three Months Ended
(Unaudited)	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands)	2015	2015	2014	2014	2014
ASSETS
Cash and cash equivalents	$518,820	$563,265	$500,559	$521,210	$662,000
Investment securities:
Held-to-maturity	2,806,325	2,874,169	2,966,127	3,029,971	3,061,711
Available-for-sale	3,816,827	3,645,057	3,499,528	3,460,312	3,444,830
Other investments	148,577	148,532	148,636	148,427	148,440
Loans held for sale	3,631	5,478	16,708	17,433	10,196
Loans	15,577,361	15,427,181	15,289,890	15,148,100	14,702,319
Less: allowance for loan losses	146,558	144,363	138,540	140,026	146,368
Net loans	15,430,803	15,282,818	15,151,350	15,008,074	14,555,951
Total earning assets	22,352,721	22,100,417	21,920,889	21,804,243	21,367,496
Premises and equipment, net	320,492	322,431	321,187	317,366	323,175
Accrued interest receivable and other assets	2,084,384	2,063,344	2,060,892	2,080,983	2,084,973
TOTAL ASSETS	$25,129,859	$24,905,094	$24,664,987	$24,583,776	$24,291,276
LIABILITIES
Deposits:
Noninterest-bearing	$5,722,240	$5,728,763	$5,706,631	$5,603,104	$5,515,807
Interest-bearing	3,203,836	3,209,285	3,021,188	3,100,904	3,066,201
Savings and money market accounts	8,467,845	8,542,154	8,381,548	8,492,172	8,580,928
Certificates and other time deposits	2,288,741	2,308,723	2,341,280	2,335,620	2,333,859
Total deposits	19,682,662	19,788,925	19,450,647	19,531,800	19,496,795
Federal funds purchased and securities sold under
agreements to repurchase	1,285,920	1,024,863	1,241,948	1,182,507	1,024,598
Wholesale borrowings	393,379	350,991	450,587	438,941	373,213
Long-term debt	508,744	505,275	350,535	320,387	324,431
Total funds	21,870,705	21,670,054	21,493,717	21,473,635	21,219,037
Accrued taxes, expenses and other liabilities	366,722	368,678	321,652	302,255	303,887
Total liabilities	22,237,427	22,038,732	21,815,369	21,775,890	21,522,924
SHAREHOLDERS' EQUITY
Preferred stock	100,000	100,000	100,000	100,000	100,000
Common stock warrant	1,385	3,000	3,000	3,000	3,000
Common stock	127,937	127,937	127,937	127,937	127,937
Capital surplus	1,382,717	1,393,682	1,391,189	1,388,423	1,386,497
Accumulated other comprehensive loss	(51,571)	(58,025)	(38,827)	(41,963)	(44,952)
Retained earnings	1,447,195	1,422,067	1,388,661	1,352,867	1,319,515
Treasury stock	(115,231)	(122,299)	(122,342)	(122,378)	(123,645)
Total shareholders' equity	2,892,432	2,866,362	2,849,618	2,807,886	2,768,352
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$25,129,859	$24,905,094	$24,664,987	$24,583,776	$24,291,276

FirstMerit Corporation Reports Second Quarter 2015 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES Average Loans by Product Type (Unaudited)
(In thousands)	Three Months Ended June 30, 2015
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans (2)	Total Loans
Commercial	$8,098,653	$937,480	$162,217	$9,198,350
Mortgage	647,418	367,871	39,438	1,054,727
Installment	2,618,297	688,465	3,823	3,310,585
Home equity	1,156,019	209,185	59,556	1,424,760
Credit card	164,201	—	—	164,201
Leases	408,384	—	—	408,384
Subtotal	13,092,972	2,203,001	265,034	15,561,007
Loss share receivable	—	—	16,354	16,354
Total loans	13,092,972	2,203,001	281,388	15,577,361
Less allowance for loan losses	98,529	7,434	40,595	146,558
Net loans	$12,994,443	$2,195,567	$240,793	$15,430,803

	Three Months ended March 31, 2015
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans (2)	Total Loans
Commercial	$7,979,901	$1,053,601	$196,421	$9,229,923
Mortgage	631,761	386,033	40,800	1,058,594
Installment	2,424,956	742,095	4,822	3,171,873
Home equity	1,122,988	224,444	69,668	1,417,100
Credit card	162,160	—	—	162,160
Leases	368,025	—	—	368,025
Subtotal	12,689,791	2,406,173	311,711	15,407,675
Loss share receivable	—	—	19,506	19,506
Total loans	12,689,791	2,406,173	331,217	15,427,181
Less allowance for loan losses	95,952	8,287	40,124	144,363
Net loans	$12,593,839	$2,397,886	$291,093	$15,282,818

	Three Months Ended December 31, 2014
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans (2)	Total Loans
Commercial	$7,734,881	$1,170,536	$231,531	$9,136,948
Mortgage	617,803	401,173	42,409	1,061,385
Installment	2,353,599	785,035	4,944	3,143,578
Home equity	1,087,123	242,878	78,361	1,408,362
Credit card	161,543	—	—	161,543
Leases	351,222	—	—	351,222
Subtotal	12,306,171	2,599,622	357,245	15,263,038
Loss share receivable	—	—	26,852	26,852
Total loans	12,306,171	2,599,622	384,097	15,289,890
Less allowance for loan losses	91,178	6,203	41,159	138,540
Net loans	$12,214,993	$2,593,419	$342,938	$15,151,350

	Three Months Ended September 30, 2014
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans (2)	Total Loans
Commercial	$7,534,848	$1,373,103	$271,299	$9,179,250
Mortgage	594,258	416,417	44,672	1,055,347
Installment	2,171,246	838,687	5,278	3,015,211
Home equity	1,030,256	259,867	86,224	1,376,347
Credit card	156,866	—	—	156,866
Leases	326,840	—	—	326,840
Subtotal	11,814,314	2,888,074	407,473	15,109,861
Loss share receivable	—	—	38,239	38,239
Total loans	11,814,314	2,888,074	445,712	15,148,100
Less allowance for loan losses	91,888	6,088	42,050	140,026
Net loans	$11,722,426	$2,881,986	$403,662	$15,008,074

FirstMerit Corporation Reports Second Quarter 2015 EPS Results

	Three Months Ended June 30, 2014
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans (2)	Total Loans
Commercial	$7,185,060	$1,492,139	$303,721	$8,980,920
Mortgage	565,703	434,936	48,258	1,048,897
Installment	1,939,802	907,069	5,445	2,852,316
Home equity	969,592	275,387	91,855	1,336,834
Credit card	149,903	—	—	149,903
Leases	282,041	—	—	282,041
Subtotal	11,092,101	3,109,531	449,279	14,650,911
Loss share receivable	—	—	51,408	51,408
Total loans	11,092,101	3,109,531	500,687	14,702,319
Less allowance for loan losses	94,063	3,034	49,271	146,368
Net loans	$10,998,038	$3,106,497	$451,416	$14,555,951

(1) Loans assumed from Citizens. No allowance was brought forward on the date of acquisition in accordance with business combination accounting.
(2) Loans acquired in an FDIC-assisted transaction. Includes non-single family loans for which the loss share agreement expired on March 31, 2015 and June 30, 2015.

FirstMerit Corporation Reports Second Quarter 2015 EPS Results

FIRSTMERIT CORPORATION AND SUBIDARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
Fully Tax-equivalent Interest Rates and Interest Differential

	Three months ended			Three months ended			Three months ended
	June 30, 2015			March 31, 2015			June 30, 2014
(Unaudited)	Average		Average	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Cash and cash equivalents	$518,820			$563,265			$662,000
Investment securities and federal funds sold:
U.S. treasury securities and U.S. government agency obligations (taxable)	5,452,598	$27,098	1.99%	5,329,725	$26,760	2.04%	5,303,645	$26,751	2.02%
Obligations of states and political subdivisions (tax exempt)	724,653	8,443	4.67%	733,157	9,147	5.06%	767,731	8,753	4.57%
Other securities and federal funds sold	594,478	5,077	3.43%	604,876	5,190	3.48%	583,605	5,501	3.78%
Total investment securities and federal funds sold	6,771,729	40,618	2.41%	6,667,758	41,097	2.50%	6,654,981	41,005	2.47%
Loans held for sale	3,631	46	5.08%	5,478	57	4.22%	10,196	89	3.51%
Loans, including loss share receivable (2)	15,577,361	162,610	4.19%	15,427,181	162,292	4.27%	14,702,319	173,320	4.73%
Total earning assets	22,352,721	$203,274	3.65%	22,100,417	$203,446	3.73%	21,367,496	$214,414	4.02%
Total allowance for loan losses	(146,558)			(144,363)			(146,368)
Other assets	2,404,876			2,385,775			2,408,148
Total assets	$25,129,859			$24,905,094			$24,291,276
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$5,722,240	$—	—%	$5,728,763	$—	—%	$5,515,807	$—	—%
Interest-bearing	3,203,836	783	0.10%	3,209,285	767	0.10%	3,066,201	745	0.10%
Savings and money market accounts	8,467,845	5,588	0.26%	8,542,154	5,547	0.26%	8,580,928	5,477	0.26%
Certificates and other time deposits	2,288,741	2,510	0.44%	2,308,723	2,177	0.38%	2,333,859	3,009	0.52%
Total deposits	19,682,662	8,881	0.18%	19,788,925	8,491	0.17%	19,496,795	9,231	0.19%
Securities sold under agreements to repurchase	1,285,920	329	0.10%	1,024,863	243	0.10%	1,024,598	233	0.09%
Wholesale borrowings	393,379	2,351	2.40%	350,991	2,340	2.70%	373,213	1,391	1.49%
Long-term debt	508,744	2,695	2.12%	505,275	2,818	2.26%	324,431	3,893	4.81%
Total interest-bearing liabilities	16,148,465	14,256	0.35%	15,941,291	13,892	0.35%	15,703,230	14,748	0.38%
Other liabilities	366,722			368,678			303,887
Shareholders' equity	2,892,432			2,866,362			2,768,352
Total liabilities and shareholders' equity	$25,129,859			$24,905,094			$24,291,276
Net yield on earning assets	$22,352,721	$189,018	3.39%	$22,100,417	$189,554	3.48%	$21,367,496	$199,666	3.75%
Interest rate spread			3.30%			3.38%			3.65%

(1) The net yield on earning assets is calculated as annualized taxable-equivalent net interest income divided by average earning assets. The interest income earned on certain earning assets is completely or partially exempt from federal and/or state income taxes. As such, these tax-exempt securities typically yield lower returns than taxable securities. To provide more meaningful comparisons of net interest margins for all earning assets, net interest income on a taxable-equivalent basis is used in calculating net interest margin by increasing the interest earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under U.S. generally accepted accounting principles in the Consolidated Statements of Income. The taxable-equivalent adjustments to net interest income were $3.9 million, $3.9 million, and $4.1 million for the three months ended June 30, 2015, March 31, 2015, and June 30, 2014, respectively.
(2) Nonaccrual loans have been included in the average balances.

FirstMerit Corporation Reports Second Quarter 2015 EPS Results

FIRSTMERIT CORPORATION AND SUBIDARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
Fully Tax-equivalent Interest Rates and Interest Differential

	Six Months Ended			Six Months Ended
	June 30, 2015			June 30, 2014
(Unaudited)	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Cash and cash equivalents	$540,920			$809,715
Investment securities and federal funds sold:
U.S. treasury securities and U.S. government agency obligations (taxable)	5,391,501	$53,858	2.01%	5,227,913	$52,661	2.03%
Obligations of states and political subdivisions (tax exempt)	728,882	17,590	4.87%	753,880	17,365	4.65%
Other securities and federal funds sold	599,648	10,267	3.45%	588,457	11,614	3.98%
Total investment securities and federal funds sold	6,720,031	81,715	2.45%	6,570,250	81,640	2.51%
Loans held for sale	4,550	103	4.56%	8,510	148	3.52%
Loans, including loss share receivable (2)	15,502,686	324,902	4.23%	14,558,200	344,453	4.77%
Total earning assets	22,227,267	$406,720	3.69%	21,136,960	$426,241	4.07%
Total allowance for loan losses	(145,467)			(142,649)
Other assets	2,393,014			2,412,433
Total assets	$25,015,734			$24,216,459
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$5,725,483	$—	—%	$5,502,354	$—	—%
Interest-bearing	3,206,545	1,550	0.10%	3,056,132	1,481	0.10%
Savings and money market accounts	8,504,794	11,135	0.26%	8,639,547	11,035	0.26%
Certificates and other time deposits	2,298,677	4,687	0.41%	2,368,231	5,473	0.47%
Total deposits	19,735,499	17,372	0.18%	19,566,264	17,989	0.19%
Securities sold under agreements to repurchase	1,156,113	572	0.10%	954,719	429	0.09%
Wholesale borrowings	372,302	4,691	2.54%	325,036	2,520	1.56%
Long-term debt	505,125	5,513	2.20%	324,430	7,783	4.84%
Total interest-bearing liabilities	16,043,556	28,148	0.35%	15,668,095	28,721	0.37%
Other liabilities	367,226			295,124
Shareholders' equity	2,879,469			2,750,886
Total liabilities and shareholders' equity	$25,015,734			$24,216,459
Net yield on earning assets	$22,227,267	$378,572	3.43%	$21,136,960	$397,520	3.79%
Interest rate spread			3.34%			3.70%

(1) The net yield on earning assets is calculated as annualized taxable-equivalent net interest income divided by average earning assets. The interest income earned on certain earning assets is completely or partially exempt from federal and/or state income taxes. As such, these tax-exempt securities typically yield lower returns than taxable securities. To provide more meaningful comparisons of net interest margins for all earning assets, net interest income on a taxable-equivalent basis is used in calculating net interest margin by increasing the interest earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under generally accepted accounting principles in the Consolidated Statements of Income. The taxable-equivalent adjustments to net interest income were $7.8 million and $8.0 million for the six months ended June 30, 2015 and 2014, respectively.
(2) Nonaccrual loans have been included in the average balances.

FirstMerit Corporation Reports Second Quarter 2015 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
	(In thousands, except per share amounts)	Three Months Ended		Six Months Ended
	(Unaudited)	June 30,		June 30,
		2015	2014	2015	2014
	Interest income:
	Loans and loans held for sale	$161,872	$172,517	$323,411	$343,030
	Investment securities:
	Taxable	32,175	32,253	64,125	64,275
	Tax-exempt	5,327	5,555	11,353	10,895
	Total investment securities interest	37,502	37,808	75,478	75,170
	Total interest income	199,374	210,325	398,889	418,200
	Interest expense:
	Deposits:
	Interest-bearing	783	745	1,550	1,481
	Savings and money market accounts	5,588	5,477	11,135	11,035
	Certificates and other time deposits	2,510	3,009	4,687	5,473
	Federal funds purchased and securities sold under agreements to repurchase	329	233	572	429
	Wholesale borrowings	2,351	1,391	4,691	2,520
	Long-term debt	2,695	3,893	5,513	7,783
	Total interest expense	14,256	14,748	28,148	28,721
	Net interest income	185,118	195,577	370,741	389,479
	Provision for loan losses	8,966	15,253	17,214	29,790
	Net interest income after provision for loan losses	176,152	180,324	353,527	359,689
	Noninterest income:
	Trust department income	10,820	10,070	20,969	19,818
	Service charges on deposits	16,704	18,528	32,372	35,176
	Credit card fees	14,124	13,455	26,773	25,607
	ATM and other service fees	6,345	5,996	12,444	11,816
	Bank owned life insurance income	3,697	4,040	7,289	7,622
	Investment services and insurance	3,871	3,852	7,575	7,368
	Investment securities gains/(losses), net	567	80	921	136
	Loan sales and servicing income	3,276	4,462	4,876	8,192
	Other operating income	7,178	12,077	19,210	24,096
	Total noninterest income	66,582	72,560	132,429	139,831
	Noninterest expenses:
	Salaries, wages, pension and employee benefits	86,020	89,465	176,546	178,478
	Net occupancy expense	13,727	14,347	29,681	31,361
	Equipment expense	12,592	12,267	23,617	24,178
	Stationery, supplies and postage	3,370	3,990	6,898	8,097
	Bankcard, loan processing and other costs	12,461	11,810	23,600	22,644
	Professional services	5,358	4,745	9,368	10,103
	Amortization of intangibles	2,598	2,933	5,196	5,869
	FDIC insurance expense	5,077	5,533	10,244	11,504
	Other operating expense	20,471	22,310	37,176	44,499
	Total noninterest expenses	161,674	167,400	322,326	336,733
	Income before income tax expense	81,060	85,484	163,630	162,787
	Income tax expense	24,476	25,965	49,907	49,813
	Net income	$56,584	$59,519	$113,723	$112,974
Less:	Net income allocated to participating shareholders	467	489	937	926
	Preferred stock dividends	1,469	1,469	2,938	2,938
	Net income attributable to common shareholders	$54,648	$57,561	$109,848	$109,110
	Net income used in diluted EPS calculation	$54,648	$57,561	$109,848	$109,110
	Weighted average number of common shares outstanding - basic	165,736	165,335	165,574	165,198
	Weighted average number of common shares outstanding - diluted	166,277	166,147	166,089	166,052
	Basic earnings per common share	$0.33	$0.35	$0.66	$0.66
	Diluted earnings per common share	$0.33	$0.35	$0.66	$0.66
	Cash dividends per common share	$0.16	$0.16	$0.32	$0.32

FirstMerit Corporation Reports Second Quarter 2015 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)	Three Months Ended			Six Months Ended
(In thousands)	June 30, 2015			June 30, 2015
	Pre-tax	Tax	After-tax	Pre-tax	Tax	After-tax
Net Income	$81,060	$24,476	$56,584	$163,630	$49,907	$113,723
Other comprehensive income/(loss)
Unrealized gains and losses on securities available for sale:
Changes in unrealized securities' holding gains/(losses)	(28,642)	(10,024)	(18,618)	5,475	1,916	3,559
Changes in unrealized securities' holding gains/(losses) that result from securities being transferred from available-for-sale into held-to-maturity	(575)	(203)	(372)	(1,079)	(378)	(701)
Net losses/(gains) realized on sale of securities reclassified to noninterest income	(567)	(198)	(369)	(921)	(322)	(599)
Net change in unrealized gains/(losses) on securities available for sale	(29,784)	(10,425)	(19,359)	3,475	1,216	2,259
Pension plans and other postretirement benefits:
Amortization of actuarial gain	1,138	399	739	2,276	797	1,479
Amortization of prior service cost reclassified to other noninterest expense	410	144	266	820	287	533
Net change from defined benefit pension plans	1,548	543	1,005	3,096	1,084	2,012
Total other comprehensive gains/(losses)	(28,236)	(9,882)	(18,354)	6,571	2,300	4,271
Comprehensive income	$52,824	$14,594	$38,230	$170,201	$52,207	$117,994

(Unaudited)	Three Months Ended			Six Months Ended
(In thousands)	June 30, 2014			June 30, 2014
	Pre-tax	Tax	After-tax	Pre-tax	Tax	After-tax
Net Income	$85,484	$25,965	$59,519	$162,787	$49,813	$112,974
Other comprehensive income/(loss)
Unrealized gains and losses on securities available for sale:
Changes in unrealized securities' holding gains/(losses)	22,456	7,860	14,596	40,500	14,175	26,325
Changes in unrealized securities' holding gains/(losses) that result from securities being transferred from available-for-sale into held-to-maturity	(494)	(173)	(321)	(988)	(346)	(642)
Net losses/(gains) realized on sale of securities reclassified to noninterest income	(80)	(28)	(52)	(136)	(48)	(88)
Net change in unrealized gains/(losses) on securities available for sale	21,882	7,659	14,223	39,376	13,781	25,595
Pension plans and other postretirement benefits:
Amortization of actuarial gain	1,631	571	1,060	1,631	571	1,060
Amortization of prior service cost reclassified to other noninterest expense	1,097	383	714	1,097	383	714
Net change from defined benefit pension plans	2,728	954	1,774	2,728	954	1,774
Total other comprehensive gains/(losses)	24,610	8,613	15,997	42,104	14,735	27,369
Comprehensive income	$110,094	$34,578	$75,516	$204,891	$64,548	$140,343

FirstMerit Corporation Reports Second Quarter 2015 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME---LINKED QUARTERS

	Quarterly Results
(In thousands, except per share amounts)	2015	2015	2014	2014	2014
(Unaudited)	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Interest Income:
Loans and loans held for sale	$161,872	$161,539	$168,650	$170,648	$172,517
Investment securities	37,502	37,976	37,451	37,549	37,808
Total interest income	199,374	199,515	206,101	208,197	210,325
Interest expense:
Deposits:
Interest-bearing	783	767	727	755	745
Savings and money market accounts	5,588	5,547	5,496	5,570	5,477
Certificates and other time deposits	2,510	2,177	2,525	2,846	3,009
Federal funds purchased and securities sold under agreements to repurchase	329	243	294	268	233
Wholesale borrowings	2,351	2,340	2,360	1,397	1,391
Long-term debt	2,695	2,818	2,188	3,783	3,893
Total interest expense	14,256	13,892	13,590	14,619	14,748
Net interest income	185,118	185,623	192,511	193,578	195,577
Provision for loan losses	8,966	8,248	13,297	9,192	15,253
Net interest income after provision for loan losses	176,152	177,375	179,214	184,386	180,324
Noninterest income:
Trust department income	10,820	10,149	9,831	10,300	10,070
Service charges on deposits	16,704	15,668	17,597	18,684	18,528
Credit card fees	14,124	12,649	13,305	13,754	13,455
ATM and other service fees	6,345	6,099	6,181	6,182	5,996
Bank owned life insurance income	3,697	3,592	7,337	4,218	4,040
Investment services and insurance	3,871	3,704	4,171	3,606	3,852
Investment securities gains/(losses), net	567	354	16	14	80
Loan sales and servicing income	3,276	1,600	3,112	4,740	4,462
Other operating income	7,178	12,032	10,410	8,235	12,077
Total noninterest income	66,582	65,847	71,960	69,733	72,560
Noninterest expenses:
Salaries, wages, pension and employee benefits	86,020	90,526	89,899	90,593	89,465
Net occupancy expense	13,727	15,954	14,188	13,887	14,347
Equipment expense	12,592	11,025	12,133	12,188	12,267
Stationery, supplies and postage	3,370	3,528	3,767	3,723	3,990
Bankcard, loan processing and other costs	12,461	11,139	11,830	11,151	11,810
Professional services	5,358	4,010	6,440	5,270	4,745
Amortization of intangibles	2,598	2,598	2,933	2,933	2,933
FDIC insurance expense	5,077	5,167	5,989	2,988	5,533
Other operating expense	20,471	16,705	17,862	20,412	22,310
Total noninterest expenses	161,674	160,652	165,041	163,145	167,400
Income before income tax expense	81,060	82,570	86,133	90,974	85,484
Income tax expense	24,476	25,431	25,054	27,076	25,965
Net income	56,584	57,139	61,079	63,898	59,519
Less: Net income allocated to participating shareholders	467	407	496	519	489
Preferred stock dividends	1,469	1,469	1,469	1,469	1,469
Net income attributable to common shareholders	$54,648	$55,263	$59,114	$61,910	$57,561
Net income used in diluted EPS calculation	$54,648	$55,263	$59,114	$61,910	$57,561
Weighted-average number of common shares outstanding - basic	165,736	165,411	165,395	165,389	165,335
Weighted-average number of common shares outstanding- diluted	166,277	166,003	165,974	165,804	166,147
Basic earnings per common share	$0.33	$0.33	$0.36	$0.37	$0.35
Diluted earnings per common share	$0.33	$0.33	$0.36	$0.37	$0.35
Cash dividends per common share	$0.16	$0.16	$0.16	$0.16	$0.16

FirstMerit Corporation Reports Second Quarter 2015 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL

(Unaudited)
(In thousands)
	2015	2015	2014	2014	2014
Noninterest income detail	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Trust department income	$10,820	$10,149	$9,831	$10,300	$10,070
Service charges on deposits	16,704	15,668	17,597	18,684	18,528
Credit card fees	14,124	12,649	13,305	13,754	13,455
ATM and other service fees	6,345	6,099	6,181	6,182	5,996
Bank owned life insurance income	3,697	3,592	7,337	4,218	4,040
Investment services and insurance	3,871	3,704	4,171	3,606	3,852
Investment securities gains/(losses), net	567	354	16	14	80
Loan sales and servicing income	3,276	1,600	3,112	4,740	4,462
Other operating income	7,178	12,032	10,410	8,235	12,077
Total Noninterest Income	$66,582	$65,847	$71,960	$69,733	$72,560
	2015	2015	2014	2014	2014
Noninterest expense detail	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Salaries and wages	$67,485	$71,914	$71,638	$71,769	$69,892
Pension and employee benefits	18,535	18,612	18,261	18,824	19,573
Net occupancy expense	13,727	15,954	14,188	13,887	14,347
Equipment expense	12,592	11,025	12,133	12,188	12,267
Taxes, other than federal income taxes	2,032	2,014	1,661	1,286	2,576
Stationery, supplies and postage	3,370	3,528	3,767	3,723	3,990
Bankcard, loan processing and other costs	12,461	11,139	11,830	11,151	11,810
Advertising	3,103	2,747	3,586	3,942	3,801
Professional services	5,358	4,010	6,440	5,270	4,745
Telephone	2,599	2,574	2,779	2,831	2,857
Amortization of intangibles	2,598	2,598	2,933	2,933	2,933
FDIC insurance expense	5,077	5,167	5,989	2,988	5,533
Other operating expense	12,737	9,370	9,836	12,353	13,076
Total Noninterest Expense	$161,674	$160,652	$165,041	$163,145	$167,400

FirstMerit Corporation Reports Second Quarter 2015 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
ASSET QUALITY INFORMATION (excluding acquired loans, FDIC acquired loans, and covered OREO) (1)

(Unaudited)	(Unaudited)					(Audited)
(Dollars in thousands)	Quarterly Periods					Annual Period
	June 30,	March 31,	December 31,	September 30,	June 30,	December 31,
Allowance for Credit Losses	2015	2015	2014	2014	2014	2014
Allowance for originated loan losses, beginning of period	$97,545	$95,696	$90,883	$91,950	$92,116	$96,484
Provision for originated loan losses	10,809	6,036	8,662	4,862	5,993	23,171
Charge-offs	11,298	8,567	9,205	11,410	11,148	44,923
Recoveries	4,626	4,380	5,356	5,481	4,989	20,964
Net charge-offs	6,672	4,187	3,849	5,929	6,159	23,959
Allowance for originated loan losses, end of period	$101,682	$97,545	$95,696	$90,883	$91,950	$95,696
Reserve for unfunded lending commitments,
beginning of period	$4,330	$5,848	$6,966	$7,107	$7,481	$7,907
Provision for (relief of) credit losses	(425)	(1,518)	(1,118)	(141)	(374)	(2,059)
Reserve for unfunded lending commitments,
end of period	$3,905	$4,330	$5,848	$6,966	$7,107	$5,848
Allowance for Credit Losses	$105,587	$101,875	$101,544	$97,849	$99,057	$101,544
Ratios
Provision for loan losses to average loans	0.33%	0.19%	0.28%	0.16%	0.22%	0.20%
Net charge-offs to average loans	0.20%	0.13%	0.12%	0.20%	0.22%	0.21%
Allowance for loan losses to period-end loans	0.76%	0.76%	0.77%	0.75%	0.80%	0.77%
Allowance for credit losses to period-end loans	0.79%	0.79%	0.81%	0.81%	0.86%	0.81%
Allowance for loan losses to nonperforming loans	184.40%	211.66%	276.44%	231.13%	250.27%	276.44%
Allowance for credit losses to nonperforming loans	191.48%	221.06%	293.34%	248.85%	269.61%	293.34%
Asset Quality
Impaired originated loans:
Commercial loans	$37,889	$28,478	$17,147	$22,347	$21,072	$17,147
Consumer loans	17,253	17,607	17,470	16,974	15,669	17,470
Total nonperforming loans	55,142	46,085	34,617	39,321	36,741	34,617
Other real estate owned ("OREO"), noncovered (2)	62,169	22,521	20,421	23,798	24,181	20,421
Total nonperforming assets ("NPAs") (2)	$117,311	$68,606	$55,038	$63,119	$60,922	$55,038
NPAs to period-end loans + noncovered OREO (2)	0.87%	0.53%	0.44%	0.52%	0.53%	0.44%
Accruing originated loans past due 90 days or more	$8,009	$7,914	$12,156	$8,538	$15,643	$12,156

(1) Due to the impact of business combination accounting and the protection afforded by FDIC loss sharing agreements, which provide considerable protection against credit risk, acquired loans and FDIC acquired loans, and covered OREO are excluded from this table to provide for improved comparability to prior periods and better perspective into asset quality trends. George Washington and Midwest non-single family loss share agreements with the FDIC expired at March 31, 2015 and June 30, 2015. As of June 30, 2015, $95.9 million of FDIC acquired loans remained covered by single family loss share agreements, providing considerable protection against credit risk.
(2) As of June 30, 2015, $42.0 million of OREO was no longer covered by a FDIC loss share agreement, and therefore, was included in NPAs. OREO that remains covered by FDIC loss share agreements has considerable protection against credit risk and is not reported as NPAs.

FirstMerit Corporation Reports Second Quarter 2015 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
ALLOWANCE FOR ORIGINATED LOAN LOSSES - Net Charge-off Detail (excluding acquired and FDIC acquired loans) (1)

(Unaudited)	Three Months Ended		Six Months Ended		Year Ended
(Dollars in thousands)	June 30,		June 30,		December 31,
	2015	2014	2015	2014	2014
Allowance for originated loan losses - beginning of period	$97,545	$92,116	$95,696	$96,484	$96,484
Loans charged off:
Commercial	3,577	3,057	4,262	8,210	12,701
Mortgage	373	834	797	1,393	2,031
Installment	4,621	4,076	9,226	8,660	17,932
Home equity	971	1,204	1,882	2,042	4,831
Credit cards	1,209	1,311	2,661	2,766	4,604
Leases	—	—	—	—	—
Overdrafts	547	666	1,037	1,237	2,824
Total	11,298	11,148	19,865	24,308	44,923
Recoveries:
Commercial	448	404	773	1,433	4,332
Mortgage	89	67	124	105	318
Installment	2,716	2,728	5,584	5,466	10,513
Home equity	839	820	1,452	1,519	2,940
Credit cards	358	439	724	857	1,716
Manufactured housing	6	13	19	24	87
Leases	3	372	7	372	379
Overdrafts	167	146	323	351	679
Total	4,626	4,989	9,006	10,127	20,964
Net charge-offs	6,672	6,159	10,859	14,181	23,959
Provision for originated loan losses	10,809	5,993	16,845	9,647	23,171
Allowance for originated loan losses-end of period	$101,682	$91,950	$101,682	$91,950	$95,696

Average originated loans	$13,092,972	$11,092,101	$12,892,495	$10,772,020	$11,421,426
Ratio (annualized) to average originated loans:
Originated net charge-offs	0.20%	0.22%	0.17%	0.27%	0.21%
Provision for originated loan losses	0.33%	0.22%	0.26%	0.18%	0.20%
Originated Loans, period-end	$13,355,912	$11,467,193	$13,355,912	$11,467,193	$12,493,812

Allowance for credit losses:	$105,587	$99,057	$105,587	$99,057	$101,544
To (annualized) net charge-offs	3.95	4.01	4.82	3.46	4.24
Allowance for originated loan losses:
To period-end originated loans	0.76%	0.80%	0.76%	0.80%	0.77%
To (annualized) net originated charge-offs	3.80	3.72	4.64	3.22	3.99

(1) Due to the impact of business combination accounting and protection of FDIC loss sharing agreements, which provide considerable protection against credit risk, acquired and FDIC acquired loans are excluded from this table to provide for improved comparability to prior periods and better perspective into asset quality trends. George Washington and Midwest non-single family loss share agreements with the FDIC expired at March 31, 2015 and June 30, 2015. As of June 30, 2015, $95.9 million of FDIC acquired loans remained covered by single family loss share agreements, providing considerable protection against credit risk.